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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 15, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-10702               34-1531521
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 (State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)



      500 Post Road East, Suite 320, Westport, Connecticut     06880
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            (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 8.01. Other Events.

     Terex Corporation (the "Company") issued a press release on October 15, 2004, announcing a conference call to be held on Thursday, October 28, 2004 at 8:30 a.m., Eastern time, to review the Company's third quarter 2004 financial results. The teleconference and a replay of the teleconference will be accessible to the public.

     The Company also announced that it will be releasing its third quarter 2004 financial results to the wire services on Wednesday, October 27, 2004, after market close. This press release will also be available on the Company's website at www.terex.com.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Press release of Terex Corporation issued on October 15, 2004.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 15, 2004


                                                TEREX CORPORATION


                                                By:  /s/ Eric I Cohen
                                                     Eric I Cohen
                                                     Senior Vice President




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